UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2010

UQM Technologies, Inc.
(Exact name of registrant as specified in its charter)

Colorado	1-10869	84-0579156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4120 Specialty Place
Longmont, Colorado 80504
(Address of principal executive offices, including zip code)

(303) 682-4900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

    The Annual Meeting of Stockholders of UQM Technologies, Inc. (the "Company") was held on August 4, 2010. At the Annual Meeting, the stockholders of the Company (i) elected the persons listed below to serve as directors of the Company until the 2011 Annual Meeting of Stockholders, (ii) ratified the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2011, (iii) approved the amendment of the Company's Stock Bonus Plan to increase the number of shares available for grant by 1,000,000 shares, (iv) approved the amendment of the Company's 2002 Equity Incentive Plan to increase the number of shares available for grant under stock option awards by 500,000 shares, and (v) approved the amendment of the Company's Employee Stock Purchase Plan to increase the number of shares available for grant by 500,000 shares.

    The Company had 36,046,667 shares of Common Stock outstanding as of June 4, 2010, the record date for the Annual Meeting. At the Annual Meeting, holders of a total of 31,847,504 shares of Common Stock were present in person or represented by proxy. The following sets forth information regarding the results of the voting at the Annual Meeting:

Proposal 1     The stockholders elected each of the six nominees to the Board of Directors for a one-year term. The voting results were as follows:

Name	Shares Voted "For"	Shares Withheld	Broker Non-Votes
William G. Rankin	12,887,855	511,639	18,448,010
Donald A. French	12,840,363	559,131	18,448,010
Stephen J. Roy	12,989,570	409,924	18,448,010
Jerome H. Granrud	12,899,400	500,094	18,448,010
Donald W. Vanlandingham	12,971,052	428,442	18,448,010
Joseph P. Sellinger	12,988,270	411,224	18,448,010

Proposal 2     The stockholders ratified the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending March 31, 2011. The voting results were as follows:

Shares Voted "For"	Shares Voted "Against"	Shares Voted "Abstain"
30,893,914	87,001	866,589

Proposal 3     The stockholders approved a proposal to amend the Stock Bonus Plan to increase the number of shares available for grant by 1,000,000 shares. The voting results were as follows:

Shares Voted "For"	Shares Voted "Against"	Shares Voted "Abstain"	Broker Non-Votes
10,732,509	2,520,818	146,167	18,448,010

Proposal 4     The stockholders approved a proposal to amend the 2002 Equity Incentive Plan to increase the number of shares available for grant under stock option awards by 500,000 shares. The voting results were as follows:

Shares Voted "For"	Shares Voted "Against"	Shares Voted "Abstain"	Broker Non-Votes
10,422,316	2,820,244	156,934	18,448,010

Proposal 5     The stockholders approved a proposal to amend the UQM Technologies, Inc. Employee Stock Purchase Plan to increase the number of shares available for grant by 500,000 shares. The voting results were as follows:

Shares Voted "For"	Shares Voted "Against"	Shares Voted "Abstain"	Broker Non-Votes
11,901,758	1,351,212	146,524	18,448,010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UQM TECHNOLOGIES, INC.
Dated: August 6, 2010	By: /s/DONALD A. FRENCH
Donald A. French
Treasurer, Secretary and Chief
Financial Officer